UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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☐	Soliciting Material Pursuant to §240.14a-12
JAPAN SMALLER CAPITALIZATION FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
November 22, 2021
To the Shareholders of
Japan Smaller Capitalization Fund, Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of the Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Fund”), will be held in virtual meeting format only on November 22, 2021, at 10:30 a.m., Eastern Time, to consider and vote on the following matters:
1.	To elect five Directors, to serve for a term of one year and until their successors are duly elected and qualify; and
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponement thereof.
The Board of Directors has fixed the close of business on September 27, 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.
Due to the public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of the Fund’s shareholders, the Meeting will be held virtually on the Internet rather than in person. All shareholders are requested to vote by proxy over the Internet, by telephone, or by completing, dating, and signing the enclosed proxy card and returning it promptly. You also may vote at the virtual Meeting if you choose to attend.
If you owned shares as of the Record Date and wish to participate in the Meeting, you must email AST Fund Solutions, LLC (“AST”) at attendingameeting@astfinancial.com or call AST toll-free at 1-800-814-0439, in order to register to attend the Meeting, obtain the credentials to access the Meeting, and verify that you were a shareholder on the Record Date. If you are a record owner of shares, please have your 15-digit control number on your proxy card available when you call or include it in your email. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.
If you hold your shares through an intermediary, such as a bank or broker, as of the Record Date, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via email to AST at attendingameeting@astfinancial.com and you should label the email “Legal Proxy” in the subject line. If you hold your shares through an intermediary as of the Record Date and wish to attend, but not vote at, the Meeting, you must verify to AST that you owned shares as of the Record Date through an account statement or some other similar means.
Requests for registration must be received by AST no later than 5:00 p.m., Eastern Time, on November 18, 2021. You will then receive a confirmation email from AST of your registration and a control number that will allow you to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on November 22, 2021: This Notice and the Proxy Statement are available on the Internet at https://vote.proxyonline.com/japan/docs/jof.pdf.
By order of the Board of Directors,

/s/ Neil A. Daniele
Neil A. Daniele
Secretary of the Fund

October 8, 2021
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

JAPAN SMALLER CAPITALIZATION FUND, INC.
PROXY STATEMENT
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Fund”), for use at the annual meeting of shareholders of the Fund (the “Meeting”) to be held in virtual meeting format on November 22, 2021, at 10:30 a.m., Eastern Time, and at any adjournments or postponements thereof.
This Proxy Statement, the Notice of Annual Meeting of Shareholders, and the proxy card are first made available to shareholders on or about October 8, 2021. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card or otherwise as provided. Unless instructions to the contrary are marked, proxies will be voted FOR the election of five Directors (Proposal 1).
The Board of Directors has fixed the close of business on September 27, 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Shareholders of record on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 28,333,893 shares of common stock.
If the enclosed proxy is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification, by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid Internet or telephone vote, or by attending the Meeting and voting virtually. Proxies voted through the Internet or by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. Please note that merely virtually attending the Meeting without voting will not revoke a valid proxy.
Management of the Fund knows of no business other than that mentioned in Proposal 1 of the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.
The Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report succeeding such annual report to shareholders upon request to the Fund by calling toll-free 1-800-833-0018 or by emailing JOFInvestorRelations@nomura-asset.com.

PROPOSAL 1: ELECTION OF DIRECTORS
The Director nominees proposed in this Proxy Statement will serve for one-year terms and until their successors are elected and qualified.
Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, subject to any applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the Director in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be elected for one-year terms.
Nominees Proposed for Election as Directors
Rodney A. Buck, David B. Chemidlin, Marcia L. MacHarg, Yuichi Nomoto, and Paige P. Ouimet have been nominated by the Board to serve as Directors for a term of one year and until their successors are duly elected and qualify. Mr. Buck has served as a Director of the Fund since 2006, Mr. Chemidlin has served as a Director of the Fund since 2006, Ms. MacHarg has served as a Director of the Fund since 2013, and Mr. Nomoto has served as an interested Director since 2019. E. Han Kim has served as a Director of the Fund since 2010 and will not seek re-election. In view of Mr. Kim’s intention not to seek re-election, Ms. Ouimet has been nominated to succeed Mr. Kim. The nominees have indicated an intention to serve if elected and have consented to being named in this Proxy Statement.
Unless authority is withheld in the proxy or properly revoked, it is the intention of the persons named in the accompanying proxy card to cast each vote FOR the election of Mr. Buck, Mr. Chemidlin, Mr. Nomoto, Ms. MacHarg, and Ms. Ouimet as Directors.
The Board of Directors knows of no reason why the Director nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend. Mr. Buck, Mr. Chemidlin, Ms. MacHarg, and Ms. Ouimet are not “interested persons” of the Fund within the meaning of the Investment Company Act. It is currently expected that any such substitute nominee(s) for Mr. Buck, Mr. Chemidlin, Ms. MacHarg, and Ms. Ouimet will similarly not be “interested persons” of the Fund. Mr. Nomoto is an interested Director of the Fund within the meaning of the Investment Company Act.

The following table contains biographical and other information relating to the nominees for election as Directors of the Fund.
Independent Director Nominees
Name, Address, and Age*	Position(s) Held with Fund	Since**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director	Other Directorships Held by the Director
Rodney A. Buck (73)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director and Chairman of the Board	2006 2010	Owner, Buck Capital Management (private investment management firm) since 2005; Chairman of the Dartmouth-Hitchcock Health Care Investment Committee since 2011.	One registered investment company consisting of one portfolio	None

David B. Chemidlin (64)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director and Chairman of the Audit Committee	2006	Owner and President of AbidesWorks LLC (accounting and business support services) since 2016; Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995-2016.	One registered investment company consisting of one portfolio	None

Marcia L. MacHarg (72)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director	2013
Partner, Debevoise & Plimpton LLP from 1987-2012; Of Counsel, Debevoise & Plimpton LLP since 2013; Trustee, Board of Trustees of Smith College since 2014 and Chair of the Audit Committee of the Board of Trustees since 2016; Member of the Executive Committee of the Friends of Smith College Libraries from 2013-2015.
				One registered investment company consisting of one portfolio	None

Paige P. Ouimet (46) Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director Nominee	Not Applicable
Kenan-Flagler Business School Professor at the University of North Carolina at Chapel Hill since January 2021; Associate Professor from 2016-2020; Assistant Professor from 2008-2015. Associate Editor of the Review of Finance since 2017; Associate Editor of the Review of Corporate Finance Studies since 2020.
				Not Applicable	None
*	Age as of October 8, 2021.
**
If each Director nominee is elected by the shareholders and qualifies, he or she will serve as a Director for a one-year term expiring at the Annual Meeting of Shareholders to be held in 2022 and until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

***	Each Director is a member of the Audit, Nominating, and Governance and Compliance Committees of the Fund. Ms. MacHarg is the Chairperson of the Nominating Committee.

Interested Director Nominee
Name, Address, and Age*	Position(s) Held with Fund	Since**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director	Other Directorships Held by the Director
Yuichi Nomoto (49)*** Nomura Asset Management U.S.A. Inc. Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	President and Director	2019
President and Chief Executive Officer of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”) and Director of Nomura Corporate Research and Asset Management Inc. (“NCRAM”) since 2019; Managing Director of NAM-U.S.A. since 2018; Head of Client Services and Marketing of NAM-U.S.A. from 2016-2020; Executive Director of NAM-U.S.A. from 2016-2018; Head of Investment Trust Marketing Department of Nomura Asset Management Co., Ltd. (“NAM”) from 2014-2016.
				One registered investment company consisting of one portfolio	None
*	Age as of October 8, 2021.
**
If the Director nominee is elected by the shareholders and qualifies, he or she will serve as a Director for a one-year term expiring at the Annual Meeting of Shareholders to be held in 2022 and until his or her successor is elected and qualifies or until his earlier resignation or removal.

***	Mr. Nomoto is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with NAM-U.S.A. and NAM.
Information about the Directors’ Experience, Qualifications, Attributes and Skills
The Board believes that each of the Director nominees has the experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors to serve in such capacity in light of the Fund’s business and structure. Each Director has a substantial business and professional background and/or board experience that indicate the Director’s ability to critically review, evaluate, inquire, discuss and respond appropriately to information provided to him or her. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, professional, consulting, public service and/or academic positions; experience from service as a board member of or in a substantial advisory capacity for the Fund; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that support the conclusion that each person should serve as a Director.
When considering whether nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Fund’s business and structure, the Nominating Committee and the Board of Directors focused on the information discussed in each of the Directors’ individual biographies. In particular, with regard to Mr. Buck, the Board of Directors considered his strong background in the investment management industry, believing in particular that Mr. Buck’s experience as the chief executive officer of Sentinel Advisors Company and chief investment officer of National Life Group is very valuable to the Fund. Mr. Buck is also currently Chairman of the Dartmouth-Hitchcock Investment Committee, which is responsible for the investment management of sizable endowments and pension funds. With regard to Mr. Chemidlin, the Board of Directors considered his significant experience, expertise and background with regard to finance, accounting and auditing matters, having been a certified public accountant for the past 25 years. Mr. Chemidlin is the Owner and President of AbidesWorks LLC, an accounting and business support services firm, and served as Corporate Controller for Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995-2016 and Corporate Controller for the Sony Music U.S. Group from 1991-1995, working closely with Sony Japan. With regard to Ms. MacHarg, the Board of Directors considered her substantial knowledge, expertise and judgment obtained through serving as a partner at a major international law firm for 25 years, her professional accomplishments in a wide variety of complex international legal representations, including her deep experience in investment management matters, and her experience serving on the board of trustees and Chair of the Audit Committee of a major private college. With regard to Mr. Nomoto, the Board of Directors considered his investment management background, financial skills and Asian investment expertise. With regard to Ms. Ouimet, the Board of Directors considered her substantial academic experience, including her position as a Professor of Finance at the Kenan-Flagler business school at the University of North Carolina at Chapel Hill, as well as her collaborative personal qualities. In addition, the Board believes that her extensive expertise in the areas of corporate governance, emerging technologies in financial institutions, and the relevance of environmental, social, and governance factors on financial performance are particularly relevant.
References to the experience, qualifications, attributes and skills of each Director are provided pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Director as having any special expertise or experience, and do not impose any greater duty or liability on any such Director or on the Board.
Leadership Structure and Oversight Responsibilities of the Board of Directors
The Board is responsible for the oversight of the Fund’s operations. The Board has established a Nominating Committee, a Governance and Compliance Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. Each of the Board committees is chaired by an Independent Director. The Directors have designated Mr. Buck, an Independent Director, to serve as the Chairman of the Board (the “Chairman”). Mr. Buck has been active in investment management for over 30 years and, as indicated above, previously served as the chief executive officer of an investment advisory subsidiary of a life insurance complex and chief investment officer of the insurance holding company.
The Chairman presides at each Board meeting, establishes the agenda for Board meetings, coordinates with management between Board meetings and acts as the primary liaison between the Independent Directors and Fund management. The Independent Directors believe that the utilization of an Independent Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities. The Independent Directors regularly meet as a group and the Chairman plays an important role in communicating with Fund management and in identifying matters of special interest to be addressed by Fund management with the Board. The Chairman may also perform such other functions as may be requested by the Directors from time to time. Designation as Chairman does not impose on such Director any duties or standards greater than or different from other Directors.
The Board of Directors’ risk management role within the Fund is one of informed oversight. The Board has emphasized to Fund management the importance of maintaining vigorous risk management policies and procedures. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Governance and Compliance Committee reviews and makes recommendations to the Board with respect to issues that pertain to the effectiveness of the Board in carrying out its responsibilities in overseeing Fund management.
The Fund’s operations entail a variety of risks including investment risk, counterparty risk, valuation risk, risk of operational failure or lack of business continuity, cybersecurity risk and legal, compliance and regulatory risks. Through processes and procedures implemented by the Fund, Fund management identifies key risks that may affect the Fund and brings these risks to the attention of the Board of Directors at Board meetings, as needed. The Board’s oversight function is facilitated by management reporting processes that are designed to provide transparency to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Chief Compliance Officer of the Fund and NAM-U.S.A. as well as various personnel of the manager and other service providers such as the Fund’s independent accountants, make periodic reports to the Board and appropriate committees with respect to various aspects of risk management, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. For example, the Board reviews annually the Fund’s and service providers’ internal controls with respect to cybersecurity and privacy matters. In addition, the Audit Committee discusses the Fund’s risk management and controls over financial reporting with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not of active involvement in the day-to-day risk management activities of the Fund. The Board reviews its role in overseeing the Fund’s risk management from time to time and may make changes in its discretion at any time.
Additional Information Concerning Directors
Committees and Directors’ Meetings. The Board of Directors has a standing Audit Committee, a standing Governance and Compliance Committee and a standing Nominating Committee, each of which consists of all of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards. The principal responsibilities of the Audit Committee, the Governance and Compliance Committee and the Nominating Committee are described below. The Fund has no standing Compensation Committee.
During the fiscal year ended February 28, 2021, the Board of Directors (or the Independent Directors of the Fund meeting as a group) held seven meetings, the Audit Committee held three meetings, and the Nominating Committee held one meeting. The Governance and Compliance Committee met as part of each quarterly meeting of the Board of Directors. The current Directors attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which they served. The Independent Directors attended at least 75% of the aggregate number of meetings of each Committee held during the fiscal year. The Independent Directors retain independent legal counsel to assist them in connection with their duties in considering the Fund’s management and investment advisory contracts between NAM-U.S.A. and its affiliates and for such other legal matters as the Independent Directors request.
Report of the Audit Committee. The following is a report by the Fund’s Audit Committee issued as of the date of this Proxy Statement regarding the responsibilities and functions of the Audit Committee.
Pursuant to the Audit Committee Charter, as updated, the Audit Committee’s principal responsibilities are to: (i) oversee the Fund’s independent accountants and the annual audits of the Fund’s financial statements; (ii) approve all audit engagements, fees and terms for the Fund; (iii) meet with the independent accountants at least annually (in a confidential meeting to the extent determined by the Audit Committee Chairman) to review the conduct and results of each audit and discuss the audited and unaudited financial statements, including those matters required to be discussed by the Statement on Auditing Standards No. 114, as amended, and any other communications required to be discussed with the Audit Committee pursuant to applicable laws and regulations; (iv) evaluate the independence and objectivity of the independent accountants, including obtaining a formal written statement delineating all relationships between the independent accountants and the Fund and any service providers consistent with the rules of the Public Company Accounting Oversight Board; and (v) oversee and receive reports on the Fund’s financial reporting process and resolve any disagreements between Fund management and the independent accountants regarding financial reporting. A copy of the Audit Committee Charter can be found in the “Literature” section of NAM-U.S.A.’s website at http://funds.nomura-asset.com/japan-smaller-capitalization.
The Fund’s Board of Directors has determined that David B. Chemidlin is an “audit committee financial expert” and “independent,” as such terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.
In connection with the audit of the Fund’s financial statements for its fiscal year ended February 28, 2021, the Audit Committee received written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board from Ernst & Young LLP (“E&Y”), the Fund’s independent accountants, and discussed with E&Y certain matters required to be discussed by Statement on Auditing Standards No. 114. At a meeting held on April 27, 2021, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and E&Y. The Audit Committee also discussed with E&Y their independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to shareholders for the fiscal year ended February 28, 2021.
Activities carried out under the Audit Committee Charter include the pre-approval of (a) all auditing services to be provided to the Fund by the Fund’s independent accountants; (b) all non-audit services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) non-audit services to be provided to the Fund’s manager (and any entity controlling, controlled by or under common control with the manager that provides ongoing services to the Fund) if the engagement relates directly to the operations and financial reporting of the Fund.
Nominating Committee; Consideration of Potential Director Nominees. The principal purpose of the Nominating Committee is to identify, evaluate, select, appoint or nominate candidates to fill vacancies among the Independent (i.e., non-interested) Directors of the Fund. The Committee is also responsible for nominating those Independent Directors to be included as nominees of the Board in the Fund’s proxy materials. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s manager and its affiliates and other principal service providers. The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group.
The Nominating Committee may consider potential director candidates recommended by Fund shareholders taking into account the same criteria applied to candidates identified by the Nominating Committee. Candidates must not be “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the Investment Company Act and must qualify as “independent” as defined in the New York Stock Exchange listing standards. In considering candidates recommended by Fund shareholders, the Committee will take into account the provisions of the Committee’s charter and the objectives of the shareholders in submitting the candidate’s name for consideration and whether or not such objectives are consistent with the interests of all shareholders. The Committee has determined that potential director candidates recommended by Fund shareholders must satisfy the SEC’s nominee information requirements found in Regulation 14A of the 1934 Act, as amended from time to time. A copy of the Nominating Committee Charter can be found in the “Literature” section of NAM-U.S.A.’s website at http://funds.nomura-asset.com/japan-smaller-capitalization.
Shareholders recommending potential director candidates to the Nominating Committee must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Nominating Committee’s Chairperson. Notice to the Nominating Committee’s Chairperson should be provided in accordance with the deadline specified in the Fund’s Bylaws and include the information required by the Fund’s Bylaws.
The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. Generally, the Committee meets at least annually to identify and evaluate nominees for Director and to make its recommendations to the Board. The Committee meets more frequently if vacancies on the Board occur during a given year or to select a new nominee to stand for election at the annual meeting. The Nominating Committee has adopted the following criteria for selecting, and appointing or nominating Independent Directors:
1.	The candidate must not be an “interested person” of the Fund and shall be “disinterested” in terms of both the letter and spirit of the Investment Company Act.
2.
The candidate must have the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an Independent Director of the Fund and to protect the interests of Fund shareholders.

3.
The candidate must have substantial expertise, experience or relationships relevant to the business of the Fund, and/or knowledge of investments and finance. Knowledge of and experience in the Asia Pacific region are desirable attributes.

4.	The candidate should add to the balance of knowledge, experience, skills, expertise and diversity of the Board of Directors as a whole.
5.
At least one Independent Director must qualify as an “audit committee financial expert,” as such term is defined in Item 401 of Regulation S-K and as further specified in the Audit Committee Charter of the Fund.

6.
The candidate should have the ability to attend at least four in-person regular meetings per year and be available to participate by teleconference in meetings of the Committee and periodic special meetings of the Fund which may be called upon short notice. The candidate should also be willing and able to travel to Asia to meet with portfolio management teams and investment officers employed by the investment managers for the Fund.

7.
The Independent Directors have adopted a policy that Independent Directors may serve up to age 75. An Independent Director may continue to serve if, in the judgment of the Nominating Committee, he or she continues to meet all of the criteria specified above and is able to participate in meetings of the Board of Directors and carry out his or her responsibilities as an Independent Director of the Fund.

The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. The Nominating Committee takes the overall diversity of the Board into account when considering and evaluating potential director candidates. Although the Nominating Committee has no specific policy regarding diversity, when considering nominees, the Nominating Committee generally evaluates the manner in which each nominee’s professional experience, background, skills in matters that are relevant to the oversight of the Fund and leadership experience are complementary to the existing Directors’ qualities.
The Nominating Committee met and, after discussion, recommended the election of Mr. Buck, Mr. Chemidlin, Mr. Nomoto, Ms. MacHarg, and Ms. Ouimet as Directors by the Board and the shareholders of the Fund. The Nominating Committee may modify its policies and procedures for Director nominees and recommendations from time to time in response to changes in the Fund’s needs and circumstances, and as applicable legal or listing standards change.
Governance and Compliance Committee. The principal purpose of the Governance and Compliance Committee is to monitor the procedures of the Board and its Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees. This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Committee also oversees the Fund’s compliance policies and procedures and those of its service providers adopted pursuant to Rule 38a-1 under the Investment Company Act, including recommending to the Board of Directors the designation of the person to serve as the Fund’s Chief Compliance Officer. The Committee oversees the annual self-evaluation of the Independent Directors of the Fund and will address matters that the Committee considers relevant to the Independent Directors’ performance. The Chairman of the Governance and Compliance Committee will also serve as the Chairman of the Board. A copy of the Governance and Compliance Committee Charter can be found in the “Literature” section of NAM-U.S.A.’s website at http://funds.nomura-asset.com/japan-smaller-capitalization.
Communications with the Board of Directors. Shareholders may send written communications to the Fund’s Board of Directors or to an individual Director by emailing such correspondence to JOFInvestorRelations@nomura-asset.com. Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must continue to meet all the requirements of Rule 14a-8, as amended from time to time. See “Additional Information—Proposals of Shareholders” below.
Director Attendance at Shareholder Meetings. The Fund has no formal policy regarding director attendance at shareholder meetings. However, all members of the Board of Directors then in office attended the Fund’s 2020 Annual Meeting of Shareholders held virtually.
Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act requires the officers and directors of the Fund and beneficial owners who own more than 10% of a registered class of the Fund’s equity securities to file reports of beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 that they file.
Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and representations from certain persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, although a Form 3 for an officer of NAM showing no holdings of the Fund was filed late due to an unexpected delay in generating required filing codes.
Compensation of Directors. The Fund pays each Independent Director an annual fee of $30,000. In addition, the Fund pays each Independent Director $3,000 per in-person or virtually held meeting attended, $2,000 per telephonic meeting attended, and Director expenses related to attendance at meetings. The Chairman of the Board is paid an additional annual fee of $8,000 and the Chairman of the Audit Committee is paid an additional annual fee of $4,000. Such fees and expenses for Independent Directors for the fiscal year ended February 28, 2021 totaled $210,513.
The following table sets forth the aggregate compensation from the Fund (not including expense reimbursements) paid to each Director during the fiscal year ended February 28, 2021. In all cases, there were no pension or retirement benefits accrued as part of the Fund’s expenses.
Name of Director	Aggregate Compensation from the Fund for its Fiscal Year Ended February 28, 2021	Total Compensation from the Fund and Fund Complex Paid to Directors for its Fiscal Year Ended February 28, 2021
Rodney A. Buck	$56,000	$56,000
David B. Chemidlin	$52,000	$52,000
E. Han Kim	$48,000	$48,000
Marcia L. MacHarg	$48,000	$48,000
Yuichi Nomoto	$0	$0
Officers of the Fund. Officers of the Fund are annually elected and appointed by the Directors and hold office during each annual term until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:
Name, Address and Age of Officers*	Position(s) Held with the Fund, Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
Yuichi Nomoto (49)	President and Director since 2019
President and Chief Executive Officer of NAM-U.S.A and Director of NCRAM since 2019; Managing Director of NAM-U.S.A. since 2018; Head of Client Services and Marketing of NAM-U.S.A. from 2016-2020; Executive Director of NAM-U.S.A. from 2016-2018; Head of Investment Trust Marketing Department of NAM from 2014-2016.

Zheng Liu (42)	Vice President since 2018	Chief Administrative Officer of NAM-U.S.A. since 2018; Senior Manager of the Corporate Planning Department of NAM from 2012-2018.

Maria R. Premole (59)	Vice President since 2013	Vice President in the Institutional Business Development and Latin America Departments since 2019; Vice President of NAM-U.S.A. since 2013.

Michael Morrongiello (62)	Vice President since August 2021	Executive Director of NAM-U.S.A. since 2007; Head of Operations of NAM-U.S.A. since 1998.

Name, Address and Age of Officers*	Position(s) Held with the Fund, Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
Neil Daniele (61)	Secretary since 2002; Chief Compliance Officer since 2005	Chief Compliance Officer of NAM-U.S.A. since 2005 and Managing Director of NAM-U.S.A. since 2007; Chief Compliance Officer of NCRAM since 2009; Corporate Secretary of NAM-U.S.A. since 2013.

Amy J. Robles (44)	Treasurer since 2013; Assistant Treasurer from 2011-2013	Executive Director of NAM-U.S.A. since 2015; Controller and Treasurer of NAM-U.S.A. since 2013; Vice President of NAM-U.S.A. from 2009-2015.

Kelly S. Lee (39)	Assistant Treasurer since 2015	Vice President of NAM-U.S.A. since 2015; Fund Controller at JP Morgan Chase & Co. from 2014-2015.
*	Age as of October 8, 2021. The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.
**	Elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
Stock Ownership. Information relating to the share ownership by each Director and Director Nominee as of September 30, 2021 is as follows:
Name of Current Director and Director Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in All Registered Funds in the Fund Complex Overseen by Current Director and Director Nominees
Rodney A. Buck	$50,001-$100,000	$50,001-$100,000
David B. Chemidlin	$0-$10,000	$0-$10,000
E. Han Kim	$10,001-$50,000	$10,001-$50,000
Marcia L. MacHarg	$10,001-$50,000	$10,001-$50,000
Yuichi Nomoto	None	None
Paige Ouimet	None	None
As of September 30, 2021, the current Directors and officers of the Fund as a group (eleven persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. Additionally, the Fund’s investment manager, NAM-U.S.A., owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, all of the officers of the Fund as a group (seven persons) owned an aggregate of less than 1% of the outstanding shares of Nomura Holdings, Inc., the parent company of each of NAM-U.S.A. and NAM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
Wells Fargo & Company (“Wells Fargo”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Clearing Services, LLC (“Wells Clearing”) have reported aggregate beneficial ownership of 5,884,667 shares of Common Stock of the Fund as of December 31, 2020. Wells Fargo is located at 420 Montgomery Street, San Francisco, CA 94163. Wells Capital is located at 525 Market Street, 10th Floor, San Francisco, CA 94105. Wells Clearing is located at One North Jefferson Avenue, St. Louis, MO 63103.
1607 Capital Partners, LLC (“1607 Capital”) has reported beneficial ownership of 5,484,717 shares of Common Stock of the Fund as of December 31, 2020. 1607 Capital is located at 13 S. 13th Street, Suite 400, Richmond, VA 23219.
Lazard Asset Management LLC (“Lazard”) has reported beneficial ownership of 3,636,765 shares of Common Stock of the Fund as of December 31, 2020. Lazard is located at 30 Rockefeller Plaza, New York, NY 10112.
City of London Investment Group PLC (“CLIG”) and City of London Investment Management Company Limited (together with CLIG, “City of London”) has reported beneficial ownership of 2,996,178 shares of Common Stock of the Fund as of December 31, 2020. City of London is located at 77 Gracechurch Street, London EC3V 0AS, England.
To the knowledge of the management of the Fund, based on SEC filings as of February 11, 2021, February 16, 2021, February 10, 2021, and February 12, 2021, respectively, the investors named above are the only beneficial owners of more than 5% of the Fund’s outstanding shares as of that date. No filings on Schedule 13D or 13G have been made with respect to any period subsequent to the last such date, and the share ownership information does not reflect any transactions that may have occurred after such date.
Name of Beneficial Owner	Shares of Common Stock of the Fund Beneficially Owned	Percent of Common Stock of the Fund Beneficially Owned
Wells Fargo & Company, Wells Capital Management Incorporated and Wells Fargo Clearing Services, LLC	5,884,667*	20.77%*
1607 Capital Partners, LLC	5,484,717*	19.36%*
Lazard Asset Management LLC	3,636,765*	12.84%*
City of London Investment Group PLC and City of London Investment Management Company Limited	2,996,178*	10.57%*
*	As of December 31, 2020.
Independent Accountants’ Fees
The SEC’s auditor independence rules require the Fund’s Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by the Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent accountants to NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A., if the services relate directly to the operations and financial reporting of the Fund.
A representative from E&Y is expected to be present at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions. The aggregate fees billed to the Fund by E&Y were as follows:
Fiscal Year End	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
February 29, 2020	$95,000	$0	$23,671	$0
February 28, 2021	$95,000	$0	$23,671	$0
Audit fees include fees related to the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s reports to shareholders. Tax fees include fees for tax compliance, tax advice, and tax planning services.

Non-audit fees billed by E&Y for services rendered to the Registrant and Registrant’s Manager and any entity controlling, controlled by, or under common control with the Registrant’s Manager that provides ongoing services to the Registrant (“Service Affiliates”) were $2.4 million for the fiscal year ended March 31, 2020 and $2.5 million for the fiscal year ended March 31, 2021. These amounts represent aggregate fees paid for audit related services, tax compliance, tax advice and tax planning services and other advisory services concerning risk management and regulatory matters rendered by E&Y to Service Affiliates.
Voting Requirements
The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting present virtually or by proxy, shall constitute a quorum for the transaction of business at the Meeting. If, by the time scheduled for the Meeting, a quorum of the Fund’s shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. No additional notice, other than announcement at the Meeting, will be provided to shareholders in the event the Meeting is adjourned unless otherwise required by Maryland law.
If you owned shares as of the Record Date and wish to participate in the Meeting, you must email AST Fund Solutions, LLC (“AST”) at attendingameeting@astfinancial.com or call AST toll-free at 1-800-814-0439, in order to register to attend the Meeting, obtain the credentials to access the Meeting, and verify that you were a shareholder on the Record Date. If you are a record owner of shares, please have your 15-digit control number on your proxy card available when you call or include it in your email. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.
If you hold your shares through an intermediary, such as a bank or broker, as of the Record Date, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via email to AST at attendingameeting@astfinancial.com and you should label the email “Legal Proxy” in the subject line. If you hold your shares through an intermediary as the Record Date and wish to attend, but not vote at, the Meeting, you must verify to AST that you owned shares as of the Record Date through an account statement or some other similar means.
Requests for registration must be received by AST no later than 5:00 p.m., Eastern Time, on November 18, 2021. You will then receive a confirmation email from AST of your registration and a control number that will allow you to vote at the Meeting.
All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions of the proxies; if no direction is indicated, the shares will be voted FOR the election of the Director nominees (Proposal 1). Approval of the election of the Directors to the Board (Proposal 1) requires the affirmative vote of a majority of the shares outstanding and entitled to vote thereon, virtually or by proxy, and any routine matter which may properly come before the Meeting requires approval of a majority of the votes cast at the virtual Meeting or by proxy.
Broker Non-Votes and Abstentions
The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to cast their votes on the proposals to be presented to the Meeting. The Fund understands that under applicable rules, broker-dealers may, without instructions from such customers or clients, grant authority to the proxies designated by the Fund to vote on certain matters to be considered if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.
The shares as to which the proxies are designated and granted authority by broker-dealer firms to vote on the proposals to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”), as well as the shares as to which proxies are returned by record shareholders but which are marked “abstain” on any proposal will be included in the Fund’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against the election of Director nominees (Proposal 1).
Miscellaneous
The expense of preparation, printing and mailing of the enclosed form of proxy, this Proxy Statement and the accompanying Notice of Meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained AST Fund Solutions, LLC (“AST”), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for an estimated fee of $11,890, plus reimbursement of expenses. AST is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker-dealers, and monitoring of voting results.
Other Matters
With regard to any other business matters that may properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.
Address of the Manager and the Investment Adviser
The address of NAM-U.S.A. is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316. The address of NAM is 2-2-1, Toyosu, Koto-ku, Tokyo 135-0061, Japan.
Shareholder Proposals
Any proposal by a shareholder intended to be included in the proxy materials for the next annual meeting of shareholders of the Fund, which is expected to be held in November 2022, must be received by the Fund no later than June 13, 2022. Written proposals with regard to the Fund should be emailed to the Secretary of the Fund at JOFInvestorRelations@nomura-asset.com.
The Fund’s By-Laws require that any proposal by a shareholder of the Fund intended to be presented at the next annual meeting of shareholders of the Fund without inclusion of such proposal in the proxy materials must be received by the Fund not before June 13, 2022 and not later than July 13, 2022. Such proposals with regard to the Fund should be emailed to the Secretary of the Fund at JOFInvestorRelations@nomura-asset.com.
By order of the Board of Directors,

/s/ Neil A. Daniele
Neil A. Daniele Secretary of the Fund

October 8, 2021

JAPAN SMALLER CAPITALIZATION FUND, INC.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

SAMPLE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-800-814-0439 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

JAPAN SMALLER CAPITALIZATION FUND, INC.

This Proxy is solicited on behalf of the Board of Directors. The undersigned shareholder of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the "Fund"), appoints Neil A. Daniele and Maria R. Premole as proxies for the undersigned, with full power of substitution in each of them. Due to the public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of the Fund's shareholders, the Meeting will be held virtually on the Internet rather than in person. All shareholders are requested to vote by proxy over the Internet, by telephone, or by completing, dating, and signing the enclosed proxy card and returning it promptly. You also may vote at the virtual Meeting if you choose to attend.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-814-0439**. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.**

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to be held on November 22, 2021. The proxy statement for this meeting is available at: https://vote.proxyonline.com/japan/docs/jof.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

JAPAN SMALLER CAPITALIZATION FUND, INC.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Directors. When properly executed, this proxy will be voted as indicated or, if no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "FOR" the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE DIRECTOR NOMINEES.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	WITHHOLD
01. Rodney A. Buck	○	○
02. David B. Chemidlin	○	○
03. Marcia L. MacHarg	○	○
04. Yuichi Nomoto	○	○
05. Paige P. Ouimet	○	○

2 In the discretion of such proxies, upon other business as may properly come before the meeting or any adjournments or postponements thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]